                                                                    EXHIBIT 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of our report dated January 30, 2004, except for Note 19, as to which the date is November 30, 2004, with respect to the consolidated financial statements of TeleCommunication Systems, Inc. for the year ended December 31, 2003, included in its Current Report on Form 8-K dated December 8, 2004.

REGISTRATION STATEMENTS ON FORM S-3
-------------------------------------------
  Registration Number     Date Filed
-------------------------------------------

333-119431             November 16, 2004
333-119431             October 1, 2004
333-112759             April 9, 2004
333-112759             February 12, 2004
333-104305             April 4, 2003

REGISTRATION STATEMENTS ON FORM S-8
----------------------------------------------------------------------------------------------------
                      Name                                 Registration Number     Date Filed
----------------------------------------------------------------------------------------------------
TeleCommunication Systems, Inc. Fourth Amended and
  Restated 1997 Stock Incentive Plan                            333-118610        August 27, 2004
TeleCommunication Systems, Inc.
  Third Amended and Restated 1997 Stock Incentive Plan          333-107466        July 30, 2004
TeleCommunication Systems, Inc.
  Amended and Restated 1997 Stock Incentive Plan                333-66676         August 3, 2001
Xypoint Corporation 2000 Stock Plan; Xypoint
  Corporation 1997 Stock Plan, As Amended; and
  Xypoint Corporation 1995 Stock Plan                           333-51656         February 26, 2001
TeleCommunication Systems, Inc. Amended and Restated
  1997 Stock Incentive Plan and TeleCommunication
  Systems, Inc. Employee Stock Purchase Plan                    333-48026         October 16, 2000

                                                  /s/ Ernst & Young LLP

Baltimore, Maryland
December 7, 2004